Allowances for Expected Credit Losses	12 Months Ended
Dec. 31, 2022
Allowances for Expected Credit Losses
Allowances for Expected Credit Losses
(6)	Allowances for Expected Credit Losses

The Company adopted the guidance on allowance for credit losses in ASC 326 – Financial Instruments - Credit Losses, (“ASC 326”) for the measurement of credit losses for its financial assets, mainly the accounts receivable, on January 1, 2022. Under this standard, the previous “incurred loss” approach is replaced with an “expected loss” model for financial instruments measured at amortized cost. The adoption of this standard resulted in a $4 million increase in the allowance for credit losses, partially offset by a $1 million decrease in deferred tax liabilities with a corresponding increase of $3 million in the Company’s opening accumulated deficit as of January 1, 2022. The movement in Company’s allowance for credit losses applying ASC 326 for the year ended December 31, 2022, is set out below:

(in $millions)	Amount
Balance as of December 31, 2021	$4
Cumulative effect of adjustment upon adoption of ASC 326	4
Current year provision for expected credit losses	19
Write-offs	(4)
Balance as of December 31, 2022	23

The impact of the COVID-19 pandemic on the global economy and other general increases in aging balances has impacted the Company’s estimate of expected credit losses. Uncertain macroeconomic factors, including the potential recession or economic downtown, and reducing government funding following the peak of Covid-19 in 2020, can have a significant effect on additions to the allowance as the continuing impact of pandemic could potentially result in the restructuring or bankruptcy of customers. Given the uncertainties surrounding the duration and effects of COVID-19, the Company cannot provide assurance that the assumptions used in its estimates will be accurate and actual write-offs may vary from such estimates of credit losses.